SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported):   February 26, 2002

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 941-362-1200

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release Dated March 6, 2002
Press Release Dated February 26, 2002

Item 5.   Other Events.

Press Release

     On March 6, 2002, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its fourth quarter and fiscal year end 2001 results.

     On February 26, 2002, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing (1) a $0.04 per share dividend on its common stock payable on April 15, 2002, to shareholders of record on March 31, 2002, and (2) the March 6, 2002, live webcast of the Registrant’s year end financial results.

Item 7.   Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated March 6, 2002.
99.2	Press Release of the Registrant dated February 26, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Richard J. Dobbyn

Richard J. Dobbyn
Chief Financial Officer (Principal
Financial and Accounting Officer)

Dated: March 6, 2002

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated March 6, 2002.
99.2	Press Release of the Registrant dated February 26, 2002.